SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed  by  the  Registrant  [x]
Filed by a party other than the Registrant [ ]

Check  the  appropriate  box:
[ ]     Preliminary  Proxy  Statement
[ ] Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]     Definitive  Proxy  Statement
[ ]     Definitive  Additional  Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                        POMEROY COMPUTER RESOURCES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment  of  Filing  Fee  (Check  the  appropriate  box):
[x]     No  fee  required.
[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

        1)     Title  of  each class of securities to which transaction applies:
               N/A

        2)     Aggregate  number of securities to which transaction applies: N/A

        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
               N/A

        4)     Proposed  maximum  aggregate  value  of  transaction:  N/A

        5)     Total  fee  paid:  N/A

[ ]     Fee  paid  previously  with  preliminary  materials.  N/A

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        1)     Amount  Previously  Paid:

        2)     Form,  Schedule  or  Registration  Statement  No.:

        3)     Filing  Party:

        4)     Date  Filed:

                                    PCR LOGO


Dear  Stockholder,

You are cordially invited to attend the Annual Meeting of Stockholders of Pomeroy Computer Resources, Inc. on Wednesday, June 13, 2001 at 9:00 a.m. at the Northern Kentucky Convention Center, One West RiverCenter Boulevard, Covington KY 41011.

We hope that you will be able to attend the Meeting. If you do not expect to be present and wish your stock to be voted, please sign, date and mail the enclosed proxy card. Your shares cannot be voted unless you either vote by a proxy or by ballot at the Meeting.

If you plan to attend the Meeting and will need special assistance because of a disability, please contact Dino Lucarelli, Chief Financial Officer, 1020 Petersburg Road, Hebron, KY 41048, (859) 586-0600.

Very  truly  yours,


David B. Pomeroy, II
Chairman of the Board



                             YOUR VOTE IS IMPORTANT
                     Please Sign, Date and Return Your Proxy

Pomeroy Computer Resources, Inc.
1020  Petersburg  Road
Hebron,  Kentucky  41048



                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

          Notice is hereby given that the Annual Meeting of Stockholders of Pomeroy Computer Resources, Inc. will be held at the Northern Kentucky Convention Center, One West RiverCenter Boulevard, Covington, KY 41011 on Wednesday, June 13, 2001 at 9:00 A.M., E.D.T. for the following purposes:

               1.   To  elect  seven  directors,  and;

               2. To approve an increase in the number of shares of Common Stock reserved for issuance under the Company's 1998 Employee Stock Purchase Plan from 100,000 shares to 200,000, and;

               3. To approve an increase in the number of shares of Common Stock reserved for issuance under the Company's 1992 Non-Qualified and Incentive Stock Option Plan from 3,500,000 shares to 5,300,000 shares, and;

               4. To transact such other business as may be properly brought before the meeting and any and all adjournments thereof.

Stockholders of record at the close of business on April 30, 2001 will be entitled to notice of and to vote at the meeting.

Stockholders are cordially invited to attend the meeting. Please complete, execute and return the enclosed proxy card in the enclosed envelope whether or not you plan to attend so that your shares may be represented at the meeting. If you attend the meeting, you may revoke your proxy and vote in person if you choose.

By  Order  of  The  Board  of  Directors



----------------------------------
Dino  Lucarelli,  Secretary

May 4, 2001
-----------
Date

                                PROXY STATEMENT

                       SOLICITATION AND VOTING OF PROXIES

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Pomeroy Computer Resources, Inc., a Delaware corporation (the "Company") for use at the Annual Meeting of Stockholders, which will be held Wednesday, June 13, 2001 at 9:00 A.M., E.D.T., at the Northern Kentucky Convention Center, One West RiverCenter Boulevard, Covington, KY 41011 and at any and all adjournments of that meeting for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. This Proxy Statement and the enclosed proxy card are first being sent to stockholders on or about May 11, 2001. The Company's principal executive offices are located at 1020
Petersburg  Road,  Hebron,  KY  41048.

Shares represented by proxies received by the Company at or prior to the meeting will be voted according to the instructions indicated on the proxy card. You can specify how you want your shares voted on each proposal by marking the appropriate boxes on the proxy. If your proxy card is signed and returned without specifying a vote or abstention on any proposal, it will be voted according to the recommendation of the Board of Directors on that proposal. The Board of Directors knows of no other matters that may be brought before the meeting. However, if any other business is properly presented for action at the meeting, the persons named on the proxy card will vote according to their best judgment.

A proxy card may be revoked at any time before it is voted at the meeting by filing with the corporate secretary an instrument revoking it, by a duly executed proxy bearing a later date, or by voting in person by ballot at the meeting.

Only stockholders of record at the close of business on April 30, 2001 will be entitled to the notice of and to vote at the meeting. On that date, there were 12,579,898 Common shares outstanding and entitled to vote, and each such share is entitled to one (1) vote on each matter to be considered. Stockholders do not have cumulative voting rights in the election of directors. Tabulation of proxies and votes cast at the meeting will be counted and certified to by an independent agent.

A majority of the votes entitled to be cast on matters to be considered at the meeting will constitute a quorum. If a share is represented for any purpose at the meeting, it is deemed to be present for quorum purposes and for all other matters. Abstentions and shares held of record by a broker or its nominee ("Broker Shares") that are voted on any matter are included in determining the number of votes present or represented at the meeting. Broker non-votes will not be deemed to have been cast either "for" or "against" a matter, although they will be counted in determining if a quorum is present. Proxies marked "abstain" or a vote to abstain by a stockholder present in person at the Annual Meeting will have the same legal effect as a vote "against" a matter because it represents a share present or represented at the meeting and entitled to vote. The specific vote requirements for the proposals being submitted to stockholder vote at the Annual Meeting are set forth under the description of each proposal in this Proxy Statement.

The expense of this solicitation will be borne by the Company. The Company has retained D.F. King and Company, Inc. to assist in the solicitation of proxies for a fee of up to $5000 plus reimbursement of expenses. In addition, arrangements may be made with brokerage firms and other custodians, nominees and fiduciaries to forward solicitation material for the Annual Meeting to beneficial owners of the Company's stock and the Company will reimburse these institutions for their expense in so doing.

STOCK  OWNERSHIP

The following table sets forth, as of April 16, 2001, the beneficial ownership of shares of the Company's Common stock, $.01 par value ("Common Stock"), by each Director and nominee for Director of the Company, each executive officer named in the Summary Compensation Table (below), each person known to the Company to be the beneficial owner of more than five percent (5%) of its outstanding shares of Common Stock, and by the Directors and executive officers of the Company as a group.

                                            AMOUNT & NATURE OF
      NAME AND ADDRESS (1)               BENEFICIAL OWNERSHIP (2)  % OF CLASS
      ---------------------------------  ------------------------  -----------
      David B. Pomeroy, II                          2,427,508 (3)       18.72%

      Stephen E. Pomeroy                              192,200 (4)        1.50%

      Victor R. Eilau                                  55,605 (5)           *

      Timothy E. Tonges                                49,313 (6)           *

      James H. Smith, III                              12,362 (7)           *

      Michael E. Rohrkemper                            14,939 (8)           *

      William H.  Lomicka                               7,501 (9)           *

      Vincent D. Rinaldi                              10,001 (10)           *

      Dino M. Lucarelli                               11,875 (11)           *

      Kenneth D. Waters                               14,000 (12)           *

      Directors and all Executive
      Officers as  a Group                         2,795,304 (13)       20.98%

      FMR Corporation, Edward C. Johnson 3d,       1,257,700 (14)        9.97%
      and Abigail P. Johnson
      82 Devonshire Street
      Boston, MA  02109

      Liberty Wanger Asset Management, L.P.          785,000 (15)        6.23%
      227 W. Monroe Street, Suite 3000
      Chicago, IL  60606

________________________________________
* Less than one percent (1%)

(1) The address for all directors and executive officers is the corporate address.
(2) The "Beneficial Owner" of a security includes any person who shares voting power or investment power with respect to such security or has the right to acquire beneficial ownership of such security within 60 days based solely on information provided to the Company.
(3) Includes 22,636 shares owned by his spouse as to which Mr. Pomeroy disclaims beneficial ownership. Also includes 335,875 shares of Common Stock issuable upon exercise of stock options.
(4) Includes 186,624 shares of Common Stock issuable upon exercise of stock options.
(5) Includes 55,000 shares of Common Stock issuable upon exercise of stock options.
(6) Includes 48,084 shares of Common Stock issuable upon exercise of stock options.
(7) Includes 8,751 shares of Common Stock issuable upon exercise of stock options.
(8) Includes 247 shares of Common Stock held by Rohrkemper & Ossege Ltd., a partnership in which Mr. Rohrkemper has a 60% interest. Also includes 11,876 shares of Common Stock issuable upon exercise of stock options.
(9) Includes 7,501 shares of Common Stock issuable upon exercise of stock options.
(10) Includes 10,001 shares of Common Stock issuable upon exercise of stock options.
(11) Includes 11,667 shares of Common Stock issuable upon exercise of stock options.
(12) Includes 14,000 shares of Common Stock issuable upon exercise of stock options.
(13) Includes 689,379 shares of Common Stock issuable upon exercise of stock options, 22,636 shares of Common stock owned by Mr. David B. Pomeroy's spouse and 247 shares of stock owned by Rohrkemper & Ossege Ltd.

(14) Beneficial ownership information is taken from latest Form 13G/A filed February 20, 2001 for the reporting ending December 31, 2000.
(15) Beneficial ownership information is taken from latest Form 13G filed February 14, 2001 for the reporting period December 31, 2000.

                       PROPOSAL 1 - ELECTION OF DIRECTORS

                         DIRECTORS STANDING FOR ELECTION

Seven directors are to be elected at the Annual Meeting of Stockholders, each to serve until the next annual meeting and until his successor shall have been elected and qualified. Each of the following nominees is presently a member of the Board of Directors. The election of each nominee for director requires the affirmative vote of the holders of a plurality of the shares of Common Stock cast in the election of directors. On May 3, 2001, the Board of Directors unanimously approved an increase in the size of the Board of Directors to seven directors. The proxy solicited hereunder will be voted, unless otherwise instructed, for the election of the seven nominees named below. If, for any unforeseen reason, any nominee should become unavailable, the proxies will exercise their discretion in voting for a substitute. The Board of Directors recommends that the stockholders vote for the seven nominees for director named below. The following contains information relating to each nominee for election to the Board of Directors:

 Name, Age, Principal Occupation for Last Five           Year First Elected As A
Years; and Directorships in Public Corporations                  Director
-----------------------------------------------                  --------

David  B.  Pomeroy,  II  ,  51, is Chairman of the                 1992
Board  and Chief Executive Officer of the Company.
Mr. Pomeroy was a founder of the first of the Company's predecessor businesses ("the Pomeroy
Companies")  in  1981.  Mr. Pomeroy controlled the
Pomeroy Companies until their reorganization into Pomeroy Computer Resources in 1992, and has served as Chairman of the Board, President and Chief
Executive Officer since 1992. Mr. Pomeroy resigned the position of President effective January 11, 2001.

James  H.  Smith,  III, 50, has been a Director of                 1992
the Company since April 1992. Mr. Smith is a shareholder in the law firm of Lindhorst &
Dreidame Co., L.P.A., Cincinnati, Ohio, where he has practiced law since 1979. Lindhorst & Dreidame acts as outside general counsel to the Company.

Michael  E. Rohrkemper, 54, has been a Director of                 1993
the  Company  since July 1993. Mr. Rohrkemper is a
certified public accountant and has been a partner
in  the  accounting  firm of Rohrkemper and Ossege
Ltd.  since  January  1991.  1993

Stephen E. Pomeroy, 32, has been a Director of the                 1998
Company since February, 1998. On January 11, 2001,
Mr. Stephen Pomeroy was promoted to the position of President and Chief Operating Officer of the Company. From May 1997 to January 2001 Mr. Stephen
Pomeroy was the Chief Financial Officer of the Company. In December 1998, Mr. Pomeroy was named
President  and  Chief Executive Officer of Pomeroy
Select Integration Solutions, Inc. (a wholly owned subsidiary of the Company). Mr. Stephen Pomeroy was the Vice President of Marketing and Corporate
Development from September 1996 to May 1997. Prior to that time, Mr. Stephen Pomeroy was the Director of New Market Development of the Company from 1994 to September 1996 and Account Executive from 1991 to 1994.

William H. Lomicka, 64, has been a director of the                 1999
Company since January 1999. Mr. Lomicka is chairman of Coulter Ridge Capital, Inc. a private investment firm, a position he has held since
1999. Between 1989 and 1999, he was president of Mayfair Capital, Inc., a private investment firm.
Mr.  Lomicka  is  a  Director  of  Vencor,  Inc.

Vincent D. Rinaldi, 52, has been a director of the                 1999
Company since June 1999. Mr. Rinaldi is President of Information Leasing Corporation ("ILC") and
Procurement Alternatives Corporation ("PAC"), both wholly-owned subsidiaries of Provident Financial
Group, Inc. ("Provident'). The combined companies finance and manage equipment for a wide range of companies. Mr. Rinaldi was the founder of ILC in 1984 prior to its acquisition by Provident in 1996. Mr. Rinaldi is currently a director of Thrucom, Inc., Qsys International Inc. and Infonet
Inc.

Kenneth  R.  Waters,49,  was a director of Pomeroy                 1997*
Select  Integration  Solutions ("Pomeroy Select"),
Inc., a wholly-owned subsidiary of the Company, from December 1998 until his resignation in March
2001. Mr. Waters was a director of the Company from April 1997 until his resignation in January
1999. Mr. Waters has worked in the computer industry since 1978. Most recently, he has been an industry consultant, serving as such from February
1995 until present as well as from April 1993 to August 1993 and from January 1991 to August 1992.
Mr. Waters has provided consulting services to the Company since January 1997.

*Mr. Waters was a director of the Company from 1997 until 1999 and a director of Pomeroy Select from 1999 until 2001.

Stephen E. Pomeroy is the son of David B. Pomeroy, II. There are no other family relationships among the Company's directors and executive officers.

There were 7 meetings of the Board of Directors in 2000. Each member of the Board of Directors attended at least seventy-five percent (75%) of the aggregate of the total number of meetings of the Board and committees on which he served.



                      COMMITTEES OF THE BOARD OF DIRECTORS

The Company has a standing audit committee, which held 2 meetings during 2000, composed of two non-employee directors, Messrs. Smith and Rohrkemper, and Mr. David B. Pomeroy, Chairman of the Board, and Chief Executive Officer. The audit committee consults with the independent auditors regarding their examination of the financial statements of the Company and regarding the adequacy of internal controls. It reports to the Board of Directors on these matters and recommends the independent auditors to be designated for the ensuing year. The Board's charter for the audit committee is attached as Exhibit A. See Report of the Audit Committee beginning on page 21.

The  Company  does  not  have  a  standing  nominating  committee.

The Company has a standing compensation committee which held 1 meeting during 2000, composed of two non-employee directors, Messrs. Smith, Rohrkemper, and Mr. David B. Pomeroy. This committee reviews the compensation paid by the Company and makes recommendations on these matters to the Board of Directors.

The Company had a standing stock option committee consisting of Messrs. Rohrkemper and Smith. This committee administers the 1992 Non-Qualified and Incentive Stock Option Plan. During fiscal 2000, this committee held no formal meeting.

                                 DIRECTOR'S FEES

Each director who is not an employee of the Company, except for Mr. Smith, receives a quarterly retainer of Three Thousand Dollars ($3,000) plus Five Hundred Dollars ($500) for each Board of Directors meeting attended (including as part of each such meeting any committee meetings held on the same date), and Five Hundred Dollars ($500) for any committee meetings attended which were not held on the same date as a Board of Directors meeting. Beginning with the fourth quarter of fiscal 1993, the amount earned by such directors is automatically deposited by the Company, on a quarterly basis, into a broker account established for each such Director unless the Director requests receipt of the cash instead. The broker is directed to utilize the funds deposited for each Director to purchase shares of Common Stock of the Company on the open market. Mr. Smith's law firm, Lindhorst & Dreidame Co., L.P.A., is compensated for his time in attendance at Directors' Meetings based on his hourly rate.

                             EXECUTIVE COMPENSATION

                      REPORT OF THE COMPENSATION COMMITTEE

The Compensation Committee of the Board of Directors is currently composed of two (2) non-employee directors, Messrs. Smith and Rohrkemper, and Mr. David Pomeroy, II Chairman of the Board and Chief Executive Officer. The Committee is responsible for the establishment and oversight of the Company's Executive Compensation Program. This program is designed to meet the objectives of attracting, retaining and motivating executive employees and providing a balance of short term and long term incentives that can recognize individual contributions from an executive and the overall operating and financial results of the Company. The Committee intends to review Executive Compensation on a regular basis and to compare the competitiveness of the Company's executive compensation and corporate performance with other corporations comparable to the Company. The committee believes that the significant equity interest in the Company held by the Company's management aligns the interests of the stockholders and management. Through the programs adopted by the Company a significant portion of Executive Compensation is linked to individual and corporate performance and stock price appreciation.

The basic elements of the Company's Executive Compensation Program consist primarily of base salary, potential for annual cash opportunities and stock options. The Committee believes that incentives play an important role in motivating executive performance and attempts to reward achievement of both short and long term goals. However, the emphasis on using stock options as a long term incentive is intended to insure a proper balance in the achievement of long term business objectives which ties a significant portion of the executive's compensation to factors which impact on the performance of the Company's stock.

Compensation opportunities must be adequate to enable the Company to compete effectively in the labor market for qualified executives. The elements of the Executive Compensation Program are designed to meet these demands, and at the same time encourage increases in shareholder value.

                                  BASE SALARIES

Base salaries for executives are initially determined by evaluating the duties and responsibilities of the position to be held by the individual, the experience of the executive and the competitive marketplace for executive talent. The Company has entered into Employment Agreements that establish salaries for certain executive officers. Salaries for executives and other employees are reviewed periodically and may be set at higher levels if the Company concludes that is appropriate in light of that particular individual's responsibilities, experience and performance.

                               ANNUAL CASH BONUSES

The Company's executives and other employees are eligible to receive annual cash awards or bonuses at the discretion of the Committee with the approval of the Board of Directors. In determining whether such discretionary awards should be made, the Committee considers corporate performance measured by financial and operating results including income, return on assets and management of expenses and costs.

                      CHIEF EXECUTIVE OFFICER COMPENSATION

Mr. David B. Pomeroy, II served as Chairman of the Board and Chief Executive Officer throughout fiscal 2000. Mr. Pomeroy's compensation, which includes an annual salary, bonuses and stock options, was determined in accordance with the terms of the Ninth Amendment to his Employment Agreement. The Ninth Amendment, which established the performance criteria for fiscal 2000, was adopted by the Compensation Committee in January, 2000. The Tenth Amendment to Mr. David B. Pomeroy's Employment agreement, which will establish the performance criteria for fiscal 2001, was adopted by the Compensation Committee in January 2001. The terms of Mr. David B. Pomeroy's Employment Agreement and any amendments thereto are based on the factors described above including a review of the compensation paid to executives of comparable companies.

                     Submitted by the Compensation Committee

       James H. Smith, III, Michael E. Rohrkemper and David B. Pomeroy, II

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

In fiscal 2000, the Compensation Committee consisted of David B. Pomeroy, II, James H. Smith, III, and Michael E. Rohrkemper. Mr. David B. Pomeroy is the Chief Executive Officer of the Company.

The Company's principal executive offices, distribution facility and national training center comprised of approximately 36,000, 161,417 and 22,000 square feet of space, respectively, are located in Hebron, Kentucky. These facilities are leased from Pomeroy Investments, LLC ("Pomeroy Investments"), a Kentucky limited liability company controlled by David B. Pomeroy, II, Chief Executive Officer of the Company, under a ten year triple-net lease agreement which expires in July 2010. The lease agreement provides for 2 five-year renewal options.

The Company from time to time has made advances to Pomeroy Investments to satisfy Pomeroy Investments' working capital needs.

James H. Smith, a director of the Company, is a stockholder in the law firm of Lindhorst & Dreidame Co., L.P.A. Lindhorst & Dreidame Co. serves as general counsel to the Company. The legal services provided by Lindhorst & Dreidame Co. constituted less than 5% of the firm's business in 2000.

Kenneth R. Waters, a director of Pomeroy Select from December 1998 until March 2001, provides consulting services to the Company on an ongoing basis. Mr. Waters is paid $1,500 per month for such consulting services.



                 SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

The following table is a summary for the fiscal years 1998, 1999 and 2000 of certain information concerning the compensation paid or accrued by the Company to the four most highly compensated executive officers other and the Chief Executive Officer whose aggregate salary and bonus exceeded $100,000 (collectively, the "Named Executive Officers") and two additional employees.

                               Summary Compensation Table

                                                                             Long Term
                                                                           Compensation
                                           Annual Compensation                Awards
                                   -------------------------------------  --------------
Name and Principal                                         Other Annual   Stock Options
Position                     Year  Salary (1)    Bonus     Compensation       # (2)
---------------------------  ----  -----------  --------  --------------  --------------
David B. Pomeroy, II         2000  $   495,000  $574,000              -         112,500
CEO and President (through   1999  $   475,000  $500,000              -         125,000
January 11, 2001)            1998  $   475,000     - (3)              -          25,000

Stephen E. Pomeroy           2000  $   275,000  $300,000              -          80,000
President and COO (as of     1999  $   208,332  $255,000  $   38,966 (4)              -
January 11, 2001) and CFO    1998  $   125,000  $ 52,000  $   38,504 (4)         45,000
(through January 11, 2001)

Timothy E. Tonges            2000  $   186,539  $102,000  $   73,660 (5)         39,750
Executive Vice President     1999  $   140,096  $ 74,500  $   64,996 (5)         25,000
of Sales & Operations        1998  $   120,000  $ 43,400  $   88,932 (5)          6,000

James C. Eck                 2000  $   125,971  $ 34,000  $   90,000 (6)         29,000
Vice President of            1999  $   192,500  $  9,000  $   52,835 (6)              -
Sales (through               1998  $   192,500  $ 16,000  $   35,668 (6)          5,000
January 5, 2001)

Victor R.  Eilau             2000  $   350,000  $125,000              -          25,000
President, Technology        1999  $   350,000  $ 75,000              -          25,000
Integration Financial        1998  $   294,665  $ 46,934              -          10,000
Services, Inc.

William K. Merriman          2000  $        26         -  $  800,032 (7)              -
Sales Representative

Stephen R. Rodenhiser        2000            -         -  $  626,240 (8)            250
Sales Representative

(1)  Includes  amounts  deferred  at  the  direction  of  the  executive officer pursuant  to  the  Company's  401(k)  Retirement  Plan.
(2) Unless otherwise noted, all stock options are awarded based on the fair market value of the Company's common stock at the time of grant. Represents options granted during fiscal years 2000, 1999, and 1998.
(3)  Excludes  $300,000  of  incentive  cash  bonus  that  was  forgone.
(4)  Represents  amounts  accrued  pursuant to deferred compensation agreements.
(5)  Includes  commissions  of  $69,000,  $50,000  and $73,000 in 2000, 1999 and
     1998, respectively. Includes amounts accrued pursuant to deferred compensation agreements of $4,660, $14,996 and $15,932 in 2000, 1999 and 1998, respectively.
(6)  Includes  commissions  of  $40,000,  $19,500  and $19,000 in 2000, 1999 and
     1998, respectively. Includes amounts accrued pursuant to deferred compensation agreements of $50,000, $33,335 and $16,668 in 2000, 1999 and 1998, respectively.
(7)  Includes  commissions  of  $800,032.
(8)  Includes  commissions  of  $626,240

OPTION  GRANTS  IN  LAST  FISCAL  YEAR

The following table sets forth certain information concerning the grant of options to purchase Common Stock to any of the Named Executive Officers during fiscal year 2000.

                      Individual Grants
--------------------------------------------------------------------------------------- Potential Realizable Value
                                                                                              at Assumed Annual
                        No. of Shares of   Percent of Total                                  Rates of Stock Price
                         Common Stock     Options Granted to    Exercise or             Appreciation for Option Term
                      Underlying Options      Employees         Base  Price  Expiration  --------------------------
Name                       Granted          in Fiscal Year        ($/Sh)        Date          5%           10%
--------------------  ------------------  -------------------  ------------  ----------  ------------  ------------
David B. Pomeroy, II              37,500                2.37%  $      12.69  01/06/2005  $   131,450   $   290,469
                                  75,000                4.75%  $      12.69  01/06/2005  $   262,899   $   580,938

Stephen E. Pomeroy                60,000                3.80%  $      12.69  01/06/2005  $   210,319   $   464,751
                                  20,000                1.27%  $      12.69  01/06/2005  $    70,106   $   154,917

Timothy E. Tonges                  3,750                0.79%  $      12.69  01/06/2005  $    13,145   $    29,047
                                   6,000                0.49%  $      12.69  01/06/2005  $    21,032   $    46,475
                                  10,000                0.63%  $      12.69  01/06/2005  $    35,053   $    77,458
                                  20,000                1.27%  $      12.69  01/06/2005  $    70,106   $   154,917

James C. Eck                      15,000                0.95%  $      12.69  01/06/2005  $    52,580   $   116,188
                                   5,000                0.82%  $      12.69  01/06/2005  $    17,527   $    38,729
                                   2,000                0.13%  $      12.69  01/06/2005  $     7,011   $    15,492
                                   5,000                0.82%  $      12.69  01/06/2005  $    17,527   $    38,729
                                   2,000                0.13%  $      12.69  01/06/2005  $     7,011   $    15,492

Victor R. Eilau                    5,000                0.32%  $      12.69  01/06/2005  $    17,527   $    38,729
                                  20,000                1.27%  $      12.69  01/06/2005  $    70,106   $   154,917

         AGGREGATE STOCK OPTION EXERCISES IN YEAR ENDED JANUARY 5, 2001
                        AND YEAR END STOCK OPTION VALUES

The following table sets forth information concerning aggregated option exercises in fiscal year 2000 and the number and value of unexercised options held by each of the Named Executive Officers at January 5, 2001.

                                                         No.  of Securities
                                                       Underlying Unexercised    Value of Unexercised
                                                            Options at          In-the-Money Options at
                                                          January 5, 2001           January 5, 2001
                                                                (#)                       ($)
                          Shares                      -----------------------  -------------------------
                         Acquired          Value           Exercisable/              Exercisable/
Name                  on Exercise (#)  Realized ($)        Unexercisable             Unexercisable
--------------------  ---------------  -------------  -----------------------  -------------------------
David B. Pomeroy, II           20,000  $     246,021              265,875 / 0  $            743,763 / $0

Stephen E. Pomeroy                  -  $           -         116,624 / 60,000  $      456,426 / $138,720

Timothy E. Tonges              10,000  $      99,400          44,750 / 10,000  $         68,782/ $23,120

James C. Eck                    7,000  $      68,688           17,000 / 5,000  $        39,304 / $11,560

Victor R. Eilau                10,000  $     112,500               55,000 / 0  $              99,050 / 0

                         Submitted by Board of Directors

                              EMPLOYMENT AGREEMENTS

David B. Pomeroy, II, the Chairman of the Board and Chief Executive Officer of the Company, has an employment agreement with the Company for a term of three years, which is extended on a daily basis resulting in a perpetual three year term.

Effective January 6, 2001, Mr. David B. Pomeroy entered into a Tenth Amendment to the Employment Agreement with the Company (the "Tenth Amendment"). Mr. David B. Pomeroy's compensation under the Tenth Amendment shall remain the same as that provided to Mr. Pomeroy for fiscal 2000 under the Ninth Amendment to the Employment Agreement with the Company,("Ninth Amendment") with a base salary of $495,000 for fiscal 2001 and each subsequent fiscal year unless modified by the Compensation Committee. Under the Ninth Amendment Mr. David B. Pomeroy was entitled to a cash bonus of up to a maximum of $600,000 and up to a maximum of 75,000 non-qualified stock options in fiscal 2000 based upon the Company's operating income. Mr. David B. Pomeroy may also be paid a discretionary bonus under any compensation, benefit or management incentive plan. Fifty percent of any discretionary bonus would be paid in cash and fifty percent would be treated as incentive deferred compensation. The aforementioned cash bonus provisions, which were in effect for fiscal 2000 under the Ninth Amendment, were unchanged and restated in the Tenth Amendment for fiscal 2001.

Under the amended Employment Agreement, the Company has agreed to pay all premiums for a term life insurance policy with a death benefit equal to $3,000,000 insuring the life of Mr. David B. Pomeroy. The owner and beneficiary of this term life insurance policy are a trust established by Mr. David B.
Pomeroy. The Company and the trust entered into a split dollar arrangement whereunder the Company will pay all premiums on a whole life insurance policy with a death benefit equal to $2,000,000 insuring the life of Mr. David B. Pomeroy, less the reportable economic benefit to the trust.

In addition, the Company agreed to pay Mr. David B. Pomeroy (or to a legal entity controlled by him) $7,916.67 per month during the term of the Agreement, for the business use of real estate owned by Mr. David B. Pomeroy in Arizona. In the event of a change of control (as defined in the Agreement), the Company is required to provide Mr. David B. Pomeroy with 100 hours of flight time on a private air carrier for business use per year for the term of the agreement. Currently the cost of one hour of flight time ranges from $1,400 to $2,300 depending on various factors.

Mr. David B. Pomeroy also has a supplemental executive compensation agreement which provides supplemental income up to $50,000 per year, subject to a seven year vesting schedule, for a period of ten years commencing on the earliest to occur of the following events: (i) death, (ii) disability, (iii) retirement, or
(iv) the expiration of seven years from the effective date of the agreement which was January 6, 1995. The supplemental compensation vest over the initial seven-year period according to the schedule set forth in the supplemental executive compensation agreement. Mr. David B. Pomeroy shall be entitled to 100% vesting in the event of his death or disability prior to the end of the seven-year period and the vested amount in the event of his retirement prior to the end of the seven-year vesting period. All payments shall be paid out according to the ten-year payment plan. Mr. David B. Pomeroy elected to waive all compensation associated with this supplemental executive agreement for fiscal years 1995 through 2000.

Mr. Stephen E. Pomeroy's employment agreement with the Company has a term of three years, which is extended on a daily basis resulting in a perpetual three-year term. Effective January 6, 2001, Mr. Stephen Pomeroy entered into a Second Amendment to the Employment Agreement with the Company (the "Second Amendment"), wherein his duties were amended to include those of President and Chief Operating Officer of the Company, as well as continuing to serve as the President and Chief Executive Officer of Pomeroy Select. Under the First Amendment to the Employment Agreement with Pomeroy Select ("First Amendment"), Mr. Stephen Pomeroy received base salary of $275,000 in fiscal 2000. The First Amendment expressly stated that such base salary shall be in effect during the term of the employment agreement unless modified by the Compensation Committee. The Compensation Committee increased Mr. Stephen Pomeroy's base salary for fiscal 2001 to $375,000 as reflected in the Second Amendment. Pursuant to the First Amendment, Mr. Stephen Pomeroy is eligible to earn up to $100,000 in quarterly bonuses and a $100,000 annual bonus upon Pomeroy Select meeting certain predetermined goals in fiscal 2000. Under the Second Amendment, Mr. Stephen Pomeroy is eligible to an annual bonus of up to $200,000, and 50,000 non-qualified stock options upon the Company meeting certain predetermined goals in fiscal 2001. Any such annual bonus deemed earned by Mr. Stephen Pomeroy pursuant to the terms and conditions of the employment agreement shall be paid as incentive deferred compensation, which is subject to a five year vesting schedule. Section 5(e) of the employment agreement states that Mr. Stephen Pomeroy may receive discretionary compensation or benefits in addition to those referenced herein above. The Second Amendment also provides that effective January 6, 2001, Mr. Stephen Pomeroy shall be awarded the option to acquire fifty thousand (50,000) shares of the common stock of the Company at the fair market value of such shares on January 5, 2001.

Mr. Tonges is not currently a party to an employment agreement with the Company.

Mr. Eck was not a party to an employment agreement with the Company during fiscal 2000. Mr. Eck resigned his position of employment with the Company on January 5, 2001.

Mr. Eilau, President of Technology Integration Financial Services, Inc. ("TIFS"), a wholly owned subsidiary of the Company, has an employment agreement with the Company. The initial term of the employment agreement extended from July 6, 1997 to July 5, 2000, with a provision for the automatic renewal of the employment agreement, after the initial term, for successive one-year periods unless either party gives 30 days prior written notice of its/his intent not to renew the employment agreement. On July 6, 2000, Mr. Eilau's employment agreement automatically renewed for a term of one year from July 6, 2000 through July 5, 2001. Mr. Eilau's compensation under the agreement consists of a base salary, which was $350,000 in fiscal 2000, deferred compensation based on Company revenues and pre-tax income and cash bonuses based on TIFS pre-tax income.

                                PERFORMANCE GRAPH

The following Performance Graph compares the percentage of the cumulative total stockholder return on the Company's Common shares with the cumulative total return assuming reinvestment of dividends of (i) the S&P 500 Stock Index and
(ii)  the  NASDAQ  Industrial  Index.

                            CUMULATIVE TOTAL RETURN
            BASED ON REINVESTMENT OF $100 BEGINNING DECEMBER 31, 1995

          POMEROY    S&P500    NASDAQ INDUSTRIAL
DEC-95     100       100             100
DEC-96     437.7     120.26          115
DEC-97     335.5     157.55          162.8
DEC-98     413.9     199.57          227.3
DEC-99     239.2     238.54          421.8
DEC-00     281.4     214.35          256.1


         PROPOSAL 2 - PROPOSAL TO INCREASE THE NUMBER OF SHARES RESERVED
            FOR ISSUANCE UNDER THE 1998 EMPLOYEE STOCK PURCHASE PLAN

In June 1999, the Board of Directors of the Company adopted, and the stockholders approved the Company's 1998 Employee Stock Purchase Plan (the "1998 Plan"). The 1998 Plan is intended to meet the requirements of Section 423 of the Internal Revenue Code of 1986, as amended. The purpose of the 1998 Plan is to provide eligible employees of the Company the ability to purchase common stock from the Company at a discount from the market price, and to provide an additional means of attracting and retaining competent personnel. The 1998 Plan provides substantially all employees of the Company with an opportunity to purchase through payroll deductions up to 2,000 shares of common stock of the Company with a maximum market value of $25,000. The purchase price per share is the lower of 85% of the closing market price of the Company's common stock in the first trading date of an offering period (grant date), or 85% of the closing market price of the Company's common stock in the last trading date of an offering period (exercise date). There are currently 100,000 shares of the Company's common stock reserved for issuance under the 1998 Plan. Directors of the Company may at any time terminate or amend the 1998 Plan. The 1998 Plan will terminate twenty years from the effective date unless sooner terminated.

As of January 5, 2001, 61,205 shares of common stock had been issued pursuant to rights granted under the 1998 Plan and 38,795 shares of common stock remained available for future issuance under the 1998 Plan.

On May 3, 2001, the Board of Directors approved an amendment to the 1998 Plan, subject to stockholder approval, to increase the number of shares of common stock reserved for issuance under the 1998 Plan from 100,000 to 200,000 shares.

DESCRIPTION  OF  THE  1998  PLAN

The  material  features  of  the  1998  Plan,  as  amended,  are outlined below:

     Administration.  The Board supervises and administers the 1998 Plan and has
     --------------
full power to adopt, amend and rescind any rules deemed desirable and appropriate for the administration of the 1998 Plan to construe and interpret the 1998 Plan, and to make all other determinations necessary or advisable for the administration of the 1998 Plan.

     Eligible Participants.  Employees of the Company and its subsidiaries whose
     ---------------------
customary employment is for more than 20 hours per week, and if their customary employment is for more than five months in a calendar year, are eligible to participate in the 1998 Plan. However, an employee who owns 5% or more of the total shares of the Company's common stock issued and outstanding, including as common stock any options held to acquire common stock, may not participate.

     Terms  of  Options.  The  1998  Plan is implemented by a series of offering
     ------------------
periods of six (6) months duration, with new offering periods commencing on or about January 1 and July 1 of each year (or at such other time or times as may be determined by the Board of Directors). The option price per share of the shares offered shall be the lower of: (i) 85% of the fair market value of a share of the common stock of the Company at the beginning of an offering period; or (ii) 85% of the fair market value of a share of the common stock of the Company at the end of an offering period. The fair market value of the Company's common stock on a given date shall be determined by the Board in its discretion based on the closing price of the common stock for such date (or, in the event that the common stock is not traded on such date, on the immediately preceding trading date), as reported by the National Association of Securities Dealers Automated Quotation (NASDAQ) National Market or, if such price is not reported, the mean of the bid and asked prices per share of the common stock as reported by NASDAQ or, in the event the common stock is listed on a stock exchange, the fair market value per share shall be the closing price on such exchange on such date (or, in the event that the common stock is not traded on such date, on the immediately preceding trading date), as reported in The Wall Street Journal.

     Adjustments Upon Changes in Capitalization:  Corporate Transactions.
     -------------------------------------------------------------------

     (a)     Adjustment.  Subject  to any required action by the stockholders of
             ----------
the Company, the number of shares of common stock covered by each option under the 1998 Plan which has not yet been exercised and the number of shares of common stock which have been authorized for issuance under the 1998 Plan but have not yet been placed under option (collectively, the "Reserves"), as well as the price per share of common stock covered by each option under the Plan which has not yet been exercised, shall be proportionately adjusted for any increase or decrease in the number of issued shares of common stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the common stock, or any other increase or decrease in the number of shares of common stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration". Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of common stock subject to an option.

     (b)     Corporate  Transactions.  In  the event of the proposed dissolution
             -----------------------
or liquidation of the Company, the offering period will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each option under the 1998 Plan shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Board determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, to shorten the offering period then in progress by setting a new exercise date. If the Board shortens the offering period then in progress in lieu of assumption or substitution in the event of a merger or sale of assets, the Board shall notify each participant in writing, at least ten (10) days prior to the new exercise date, that the exercise date for his or her option has been changed to the new exercise date and that his or her option will be exercised automatically on the new exercise date, unless prior to such date he or she has withdrawn from the offering period as provided in Section 10 of the 1998 Plan. For purposes of this paragraph, an option granted under the 1998 Plan shall be deemed to be assumed if, following the sale of assets or merger, the option confers the right to purchase, for each share of option stock subject to the option immediately prior to the sale of assets or merger the consideration (whether stock, cash or other securities or property) received in the sale of assets or merger by holders of common stock for each share of common stock held on the effective date of the transaction (and if such holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of common stock); provided, however, that if such consideration received in the sale of assets or merger was not solely common stock of the successor corporation or its parent (as defined in Section 424(e) of the Code), the Board may, with the consent of the successor corporation and the participant, provide for the consideration to be received upon exercise of the option to be solely common stock of the successor corporation or its parent equal in fair market value to the per share consideration received by holders of common stock and the sale of assets or merger.

     (c) The Board may, if it so determines in the exercise of its sole discretion, also make provision for adjusting the Reserves, as well as the price per share of common stock covered by each outstanding option, in the event that the Company effects one or more reorganizations, recapitalizations, rights offerings or other increases or reductions of shares of its outstanding common stock, and in the event of the Company being consolidated with or merged into any other corporation.

     Tax  Consequences.  Options  granted  under the 1998 Plan will be qualified
     -----------------
options within the meaning of the Internal Revenue Code of 1986, as amended. An employee realizes no income upon the grant of a qualified option. An employee who holds his or her shares for two years after the grant of the option and for one year after he or she receives the shares upon its exercise generally will not incur any federal income tax liability upon receipt of the shares pursuant to the exercise. However, the spread between the exercise price and the fair market value of the shares at the time of exercise will be included in alternative minimum taxable income for the year of exercise. After satisfying such holding periods, upon a disposition of the shares at a price greater than the option exercise price, the employee will realize taxable long-term capital gain. The Company will not be allowed a deduction for federal income tax purposes in connection with the grant or exercise of a qualified option;
however, if the employee does not comply with the holding periods, he or she will realize ordinary income in the year of sale equal to the difference between the exercise price and the value of the underlying shares on the date of exercise (or the sale price if lower where the sale is to an unrelated party). Where the sale price is lower than the fair market value of the shares on the date of exercise and the sale is to an unrelated party, and the exercise and sale occur within the same taxable year, the amount included in alternative minimum taxable income will be the amount of the sale price. In such a case, the Company would be entitled to a deduction in an amount equal to the ordinary income realized by the employee. In the event of any disposition of shares which meets the holding period requirements, there shall be included as compensation (rather than capital gain) in gross income, for the taxable year in which falls the date of such disposition an amount equal to the lesser of (i) the excess of the fair market value of the shares at the time of such disposition over the amount paid for the shares under the option, or (ii) the excess of the fair market value of the shares at the time the option was granted over the option price.

APPROVAL  BY  STOCKHOLDERS

     The resolution that will be introduced at the Annual Meeting seeking the approval of the amendment to the 1998 Plan is as follows:

     RESOLVED, that the first sentence of Section 12 of the 1998 Employee Stock Purchase Plan be amended to read as follows:

"The maximum number of shares of the Company's Common Stock which shall be made available for sale under the Plan shall be 200,000 shares subject to adjustment upon changes in capitalization of the Company as provided in Section 18."

     Assuming the presence of a quorum at the Annual Meeting, the affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the meeting will be required to approve the amendment to the 1998 Plan. Abstentions will be counted toward the tabulation of votes cast and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved. The Board of Directors recommends a vote in favor of this proposal.

         PROPOSAL 3 - PROPOSAL TO INCREASE THE NUMBER OF SHARES RESERVED
    FOR ISSUANCE UNDER THE 1992 NON-QUALIFIED AND INCENTIVE STOCK OPTION PLAN

On February 13, 1992 the Board of Directors and the stockholders of the Company adopted the 1992 Non-Qualified and Incentive Stock Option Plan (the "Option
Plan"). The Option Plan was adopted to encourage ownership of Common Stock by officers and key employees of the Company, to encourage their continued employment with the Company and to provide them with incentives to promote the success of the Company. The Stock Option Committee of the Board of Directors grants options under and otherwise administers the Option Plan. The exercise price for options under the Option Plan must be at least one hundred percent (100%) of the fair market value of the Common Stock on the date of grant; provided, however, in the event that an incentive stock option is granted to an employee who owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or, if applicable, a subsidiary or parent corporation of the Company, the exercise price per share for such incentive stock options cannot be less than one hundred ten percent (110%) of the fair market value of the Common shares on the date of grant. The exercise price of options granted under the Option Plan is payable in cash or, at the discretion of the Stock Option Committee in whole or in part, in shares of Common Stock, valued at their fair market value at the date of exercise. The cash proceeds from the exercise of options will constitute general funds of the Company and may be used by it for any purpose. Each option granted under the Option Plan expires on the date or dates set forth in the specific option award as determined by the Stock Option Committee in its sole discretion, but not later than ten (10) years from the date of grant. The Option Plan will terminate on February 13, 2002, but such termination will not affect any outstanding options previously granted.

The Option Plan contains no maximum limitation as to the number of participants. Incentive stock options may be awarded to officers and key employees of the Company or its subsidiaries as determined by the Stock Option Committee. Non-qualified stock options may also be awarded by the Stock Option Committee to outside consultants employed by the Company. In fiscal 2000, approximately 914 employees participated in the Option Plan.

The Option Plan may be amended from time to time by the Board of Directors of the Company provided that no amendment without stockholder approval may be made if approval of the stockholders is required under Section 422 of the Internal Revenue Code as in effect at the time of reference or Rule 16b-3 under the Securities Exchange Act of 1934 as in effect at the time of reference.

The proposal is to increase the number of shares of Common Stock reserved for issuance under the Option Plan from 3,500,000 shares to 5,300,000 shares. In fiscal 1995, the Board of Directors and stockholders of the Company increased the Common Stock reserved for issuance under the Option Plan to a total of 600,000 shares of Common Stock. During 1996 and 1997, the number of reserved shares was adjusted by the Board to 1,350,000 shares of Common Stock as provided in the Option Plan to reflect stock splits and dividends. In 1998, the Board of Directors and stockholders of the Company increased the Common Stock reserved for issuance under the Option Plan to a total of 1,850,000 shares of Common Stock. In 1999, the Board of Directors and stockholders of the Company increased the Common Stock reserved for issuance under the Option Plan to a total of 2,350,000 shares of Common Stock. In 2000, the Board of Directors and stockholders of the Company increased the Common Stock reserved for issuance under the Option Plan to a total of 3,500,000 shares of Common Stock. The Board of Directors believes that stock options are an important part of the total compensation package needed to attract and retain key employees including skilled technical personnel. The number of employees of the Company has grown from 923 in 1996 to 2,138 in 2000 reflecting the Company's growth in revenues and, in particular, the growth in the provision of services. The Board recommends that 1,800,000 additional shares be reserved for issuance under the Option Plan to enable the Company to continue to attract and retain a strong management group as it grows. Except for the proposal to increase the number of shares of Common Stock reserved for issuance under the Option Plan, there is no difference between the Option Plan as it presently exists and as it would exist if the proposal is approved.

At April 5, 2001 options to purchase 1,885,538 shares of Common Stock were outstanding, which represents approximately 15% of the total number of shares of Common Stock outstanding. The market value of the Common Stock underlying the outstanding options at April 5, 2001 was $22,626,456. Under this proposal, the total number of options outstanding to the total number of shares outstanding will not exceed 30%.

Neither the granting, nor the exercise, of an incentive stock option will result in income for federal income tax purposes for the optionee or in a deduction for the Company. Any gain realized on the sale of shares exercised under an incentive stock option is considered long-term capital gain to the optionee for federal income tax purposes if the stock has been held for at least one year after it was acquired on exercise of the option and at least two years have expired after the grant of the option. If the shares are sold or otherwise disposed of within one year after exercise or two years after the date of grant, then any appreciation at the date of exercise above the exercise price is treated, subject to certain limitations, as "ordinary" income; and any appreciation between the date of exercise and the date of sale is considered as long or short-term capital gain to the optionee depending on whether or not the stock was held longer than one year. In such event, the amount of ordinary income received by the optionee generally is treated as a tax deductible expense to the Company.

The grant of a nonqualified stock option will not result in income for the optionee or in a deduction for the Company. The exercise of a nonqualified stock option would result in ordinary income for the optionee and a deduction for the Company measured by the difference between the exercise price and the fair market value of the shares received at the time of exercise.

Options to employees are awarded on the basis of the achievement of financial objectives established by the Stock Option Committee, the contribution of the employee to the Company's objectives and such other matters as the Stock Option Committee deems relevant. As such, the number of shares subject to options that will be received by any executive officer or other employee of the Company is not determinable. Non-employee directors of the Company are not eligible to participate in the Option Plan.

For information concerning grants of stock options during fiscal 2000 under the Option Plan to the Company's Chief Executive Officer and the other four most highly compensated executive officers, see the Option Grants in Last Fiscal Year Table on page 8. Other than Dino M. Lucarelli, who was appointed Chief Financial Officer on January 11, 2001, there are no other current executive officers of the Company other than those named in the Table. The following table sets forth the number of shares subject to options granted in fiscal 2000 to all employees excluding executive officers. The dollar value of the options granted is dependent upon the future share price of the Common Stock of the Company.

                         OPTIONS GRANTED IN FISCAL 2000

   NAME AND POSITION                          NO. OF SHARES SUBJECT TO OPTIONS
   -----------------                          --------------------------------
   Non-Executive Officer Employee Group       1,281,610

                            APPROVAL BY STOCKHOLDERS

The resolution that will be introduced at the Annual Meeting seeking the approval of the amendment to the Option Plan is as follows:

RESOLVED, that the first sentence of Section 3 of the 1992 Non-qualified and Incentive Stock Option Plan be amended to read as follows:

"There will be reserved for use, upon exercise of Awards to be granted from time to time under the Plan, an aggregate of 5,300,000 Shares, which Shares may be, in whole or in part, as the Board shall from time to time determine, authorized but unissued Shares, or issued Shares which shall have been reacquired by the Company."

Assuming the presence of a quorum at the Annual Meeting, approval of this proposal will require the affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy an entitled to vote at the Annual Meeting. The Board of Directors recommends that the stockholders vote in favor of this proposal.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Mr. James H. Smith, III, a director of the Company, is a shareholder in the law firm of Lindhorst & Dreidame Co. L.P.A., which serves as general counsel to the Company. See "Compensation Committee Interlocks and Insider Participation".

Mr. David B. Pomeroy, II the Chairman of the Board and Chief Executive Officer of the Company, engaged in certain transactions with the Company in the last fiscal year. See "Compensation Committee Interlocks and Insider Participation" and "Employment Agreements."

Mr. Vincent D. Rinaldi, a director of the Company, is the president of Information Leasing Corporation ("ILC"), a wholly owned subsidiary of Provident Financial Group, Inc. See "Compensation Committee Interlocks and Insider Participation".


     SECTION  16(A)  BENEFICIAL  OWNERSHIP  REPORTING  COMPLIANCE

Mr. Timothy E. Tonges, Executive Vice President of Sales and Operations for the Company filed an amended Form 4 with respect to correctly reporting 30,000 options granted on January 6, 2000 with an exercise price of $12.69.

Mr. James C. Eck, Vice President of Sales (through January 5, 2001) filed an amended Form 4 with respect to correctly reporting 7,000 options granted on January 6, 2000 with an exercise price of $12.69.

Mr. Michael E. Rohrkemper, director filed a late Form 4 with respect to the sale of 1,000 shares of common stock with a per share sale price of $17.38 on March 10, 2000 and 5,625 shares of common stock with a per share sale price of $18.00 on March 6, 2000. In addition, Mr. Rohrkemper filed a late Form 4 with respect to the grant of 2,500 options granted on July 9, 2000 with an exercise price of $16.38.

Mr. Victor Eilau, President of TIFS, failed to file one Form 4 with respect to the sale of 2,329 shares of common stock with a per share sale price ranging from $19.25 to 19.50 on August 10, 2000. In addition, Mr. Eilau failed to file one Form 4 with respect to 605 shares of common stock purchased through the Company's Employee Stock Purchase Plan with a purchase price of $12.91 on December 31, 2000. These transactions were subsequently reported on a Form 5 filed with respect to 2000

                          REPORT OF THE AUDIT COMMITTEE

The audit committee is comprised of Mr. James H. Smith, III, Mr. Michael E. Rohrkemper and Mr. David B. Pomeroy, II. Mr. Smith and Mr. Rohrkemper are independent directors, as defined in National Association of Securities Dealers ("NASD") Rule 4200. The audit committee operates under a written charter adopted by the Board of Directors, a copy of which is attached to this proxy statement as Exhibit A. Mr. David B. Pomeroy, II is not an independent director as defined in NASD Rule 4200. NASD Rule 4350(d)(2) requires that by June 14, 2001, the audit committee be comprised solely of independent directors as defined in NASD Rule 4200.

As described more fully in its charter, the purpose of the audit committee is to assist the Board of Directors in its general oversight of the Company's financial reporting, internal control and audit functions. Management is responsible for the preparation, presentation and integrity of the Company's financial statements, accounting and financial reporting principles, internal controls and procedures designed to ensure compliance with accounting standards, applicable laws and regulations. Grant Thornton, LLP, the Company's independent auditor, is responsible for performing an independent audit of the consolidated financial statements in accordance with generally accepted auditing standards.

Other than Mr. Rohrkemper, the audit committee members are not professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of management and the independent auditor, nor can the audit committee certify that the independent auditor is "independent" under applicable rules. The audit committee serves a board-level oversight role, in which it provides advice, counsel and direction to management and the auditors on the basis of the information it receives, discussions with management and the auditors and the experience of the audit committee's members in business, financial and accounting matters.

Among other matters, the audit committee monitors the activities and performance of the Company's internal and external auditors, including the audit scope, external audit fees, auditor independence matters and the extent to which the independent auditor may be retained to perform non-audit services. The audit committee and the Board have ultimate authority and responsibility to select, evaluate and, when appropriate, replace the Company's independent auditor. The audit committee also reviews the results of the internal and external audit work with regard to the adequacy and appropriateness of the Company's financial, accounting and internal controls. Management and independent auditor presentations to and discussions with the audit committee also cover various topics and events that may have significant financial impact or are the subject of discussions between management and the independent auditor. In addition, the audit committee generally oversees the Company's internal compliance programs.

The audit committee has reviewed and discussed the consolidated financial statements with management and the independent auditor, management represented to the audit committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the independent auditor represented that its presentations included the matters required to be discussed with the independent auditor by Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees."

The Company's independent auditor also provided the Committee with the written disclosures required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," and the audit committee discussed with the independent auditor that firm's independence.

Following the audit committee's discussions with management and the independent auditor, the audit committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's annual report on Form 10-K for the year ended January 5, 2001.

                        Submitted by the Audit Committee

       James H. Smith, III, Michael E. Rohrkemper and David B. Pomeroy, II



                         INDEPENDENT PUBLIC ACCOUNTANTS

Grant Thornton, LLP, which has served as independent certified public accountants to the Company since fiscal 1994, has been selected by the Company to serve in that capacity in fiscal 2001. Representatives of Grant Thornton, LLP will be present at the Annual Meeting in order to respond to questions and to make any statement such representative deems appropriate.

Representatives of Grant Thornton, LLP attend most meetings of the audit committee of the Board. The audit committee reviews audit and non-audit services performed by Grant Thornton, LLP as well as the fees charged by Grant Thornton, LLP for such services. In its review of non-audit service fees, the audit committee considers, among other things, the possible effect of the performance of such services on the auditor's independence.

FEES  PAID  TO  GRANT  THORNTON,  LLP
The following table shows the fees paid or accrued by the company for the audit and other services provided by Grant Thornton, LLP for the year ended January 5, 2001.

     Audit  Fees                                                    $111,070
     Financial Information Systems Design and Implementation Fees          0
     All  Other  Fees                                                 10,322
                                                                    --------
     Total                                                          $121,392
                                                                    ========

                           PROPOSALS FOR 2002 MEETING

In order to be eligible for inclusion in the Company's proxy statement for the 2002 annual meeting of stockholders, stockholder proposals must be received by the Company at its principal office, 1020 Petersburg Road, Hebron, Kentucky 41048, by January 7, 2002.

By  Order  of  the  Board  of Directors



/s/  Dino  Lucarelli
--------------------
Dino Lucarelli, Secretary

May  4,  2001
-------------
Date

     EXHIBIT  A
     POMEROY  COMPUTER  RESOURCES,  INC.
     AUDIT  COMMITTEE  CHARTER

     ORGANIZATION
     ------------
     There shall be a committee of the board of directors to be known as the audit committee. The audit committee shall be composed of directors, who are independent of the management of the corporation, who are free of any relationship that, in the opinion of the board of directors, would interfere with their exercise of independent judgment as a committee member.

     Statement  of  Policy
     ---------------------
     The audit committee shall provide assistance to the corporate directors in fulfilling their responsibility to the shareholders, potential shareholders, and investment community relating to corporate accounting, reporting practices of the corporation, and the quality and integrity of the financial reports of the corporation. In so doing, it is the responsibility of the audit committee to maintain free and open means of communication between the directors, the independent auditors, the internal auditors, and the financial management of the corporation.

     Responsibilities
     ----------------
     In carrying out its responsibilities, the audit committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the directors and shareholders that the corporate accounting and reporting practices of the corporation are in accordance with all requirements and are of the highest quality.

     In  carrying  out  these  responsibilities,  the  audit  committee  will:

- Review and recommend to the directors the independent auditors to be selected to audit the financial statements of the corporation and its divisions and subsidiaries.

- Meet with the independent auditors and financial management of the corporation to review the scope of the proposed audit for the current year and the audit procedures to be utilized, and at the conclusion thereof review such audit, including any comments or recommendations of the independent auditors.

- Review with the independent auditors and financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the corporation, and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be give to the adequacy of such internal controls to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper. Further, the committee periodically should review company policy statements to determine their adherence to the code of conduct.

- Review the financial statements contained in the annual report to shareholders with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the shareholders. Any changes in accounting principles should be reviewed.

- Provide sufficient opportunity for the independent auditors to meet with the members of the audit committee without members of management present. Among the items to be discussed in these meetings are the independent auditors' evaluation of the corporation's financial, accounting, and auditing personnel, and the cooperation that the independent auditors received during the course of the audit.

- Review accounting and financial human resources and succession planning within the company.

- Submit the minutes of all meetings of the audit committee to, or discuss the matters discussed at each committee meeting with, the board of directors.

- Investigate any matters brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose if, in its judgment, that is appropriate.